               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                 April 18, 2001
                       (Date of earliest event reported)

                          VESTA INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                    63-1097283
          (State or other jurisdiction of               (I.R.S. Employer
           incorporation or organization)              Identification No.)

          3760 River Run Drive                                  35243
          Birmingham, Alabama                                (Zip Code)
 (Address of principal executive offices)

                                 (205) 970-7000
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

On April 18, 2001, the Registrant issued a press release announcing an agreement to acquire, subject to regulatory approval, Florida Select Insurance Holdings, Inc. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
 (c)     Exhibits

         Exhibit No.       Description
         -----------       -----------
         99.1              Press Release dated April 18, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of April 18, 2001.

VESTA INSURANCE GROUP, INC.

By:  /s/ Donald W. Thornton
     -----------------------------
Its: Senior Vice President --
     General Counsel and Secretary